EXHIBIT 10(a)


-------------------------------------
RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

Hardin G. Halsey, Esq.
Womble Carlyle Sandridge & Rice, PLLC
P.O. Drawer 84
Winston-Salem, NC  27102
-------------------------------------








           DEED TO SECURE DEBT, SECURITY AGREEMENT AND FIXTURE FILING



                                       BY



                               KOGER RAVINIA, LLC,

                      a Delaware limited liability company

                                   as Grantor



                                       TO



                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,

                                   as Grantee



                                December 17, 2002



                                TABLE OF CONTENTS

                                                                                                                     Page
ARTICLE I - GRANT OF SECURITY..........................................................................................2
-----------------------------
         Section 1.01  REAL PROPERTY GRANT.............................................................................2
         ---------------------------------
         Section 1.02  PERSONAL PROPERTY GRANT.........................................................................3
         -------------------------------------
         Section 1.03  CONDITIONS TO GRANT.............................................................................3
         ---------------------------------
ARTICLE II - GRANTOR COVENANTS.........................................................................................4
------------------------------
         Section 2.01  DUE AUTHORIZATION, EXECUTION, AND DELIVERY......................................................4
         --------------------------------------------------------
         Section 2.02  PERFORMANCE BY GRANTOR..........................................................................4
         ------------------------------------
         Section 2.03  WARRANTY OF TITLE...............................................................................4
         -------------------------------
         Section 2.04  TAXES, LIENS AND OTHER CHARGES..................................................................4
         --------------------------------------------
         Section 2.05  ESCROW DEPOSITS.................................................................................5
         -----------------------------
         Section 2.06  CARE AND USE OF THE PROPERTY....................................................................5
         ------------------------------------------
         Section 2.07  COLLATERAL SECUIRTY INSTRUMENTS.................................................................6
         ---------------------------------------------
         Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY....................................................6
         ----------------------------------------------------------
         Section 2.09  LIENS AND ENCUMBRANCES..........................................................................7
         ------------------------------------
ARTICLE III - INSURANCE................................................................................................7
-----------------------
         Section 3.01  REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES..............................................7
         ----------------------------------------------------------------
         Section 3.02  ADJUSTMENT OF CLAIMS...........................................................................10
         ----------------------------------
         Section 3.03  ASSIGNMENT TO GRANTEE..........................................................................10
         -----------------------------------
ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS..............................................................................10
----------------------------------------
         Section 4.01  BOOKS AND RECORDS..............................................................................10
         -------------------------------
         Section 4.02  PROPERTY REPORTS...............................................................................10
         ------------------------------
         Section 4.03  ADDITIONAL MATTERS.............................................................................11
         --------------------------------
ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY........................................................11
--------------------------------------------------------------
         Section 5.01  GRANTOR'S REPRESENTATIONS AND WARRANTIES.......................................................11
         ------------------------------------------------------
         Section 5.02  ASSIGNMENT OF LEASES...........................................................................11
         ----------------------------------
         Section 5.03  PERFORMANCE OF OBLIGATIONS.....................................................................12
         ----------------------------------------
         Section 5.04  SUBORDINATE LEASES.............................................................................12
         --------------------------------
         Section 5.05  LEASING COMMISSIONS............................................................................12
         ---------------------------------
ARTICLE VI - ENVIRONMENTAL HAZARDS....................................................................................12
----------------------------------
         Section 6.01  REPRESENTATIONS AND WARRANTIES.................................................................12
         --------------------------------------------
         Section 6.02  REMEDIAL WORK..................................................................................13
         ---------------------------
         Section 6.03  ENVIRONMENTAL SITE ASSESSMENT..................................................................13
         -------------------------------------------
         Section 6.04  UNSECURED OBLIGATIONS..........................................................................14
         -----------------------------------
         Section 6.05  HAZARDOUS MATERIALS............................................................................14
         ---------------------------------
         Section 6.06  REQUIREMENTS OF ENVIRONMENTAL LAWS.............................................................14
         ------------------------------------------------
ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION..................................................................15
----------------------------------------------------
         Section 7.01  GRANTOR'S REPRESENTATIONS......................................................................15
         ---------------------------------------
         Section 7.02  RESTORATION....................................................................................15
         -------------------------
         Section 7.03  CONDEMNATION...................................................................................16
         --------------------------
         Section 7.04  REQUIREMENTS FOR RESTORATION...................................................................16
         ------------------------------------------
ARTICLE VIII - REPRESENTATIONS OF GRANTOR.............................................................................18
-----------------------------------------
         Section 8.01  ERISA..........................................................................................18
         -------------------
         Section 8.02  NON-RELATIONSHIP...............................................................................18
         ------------------------------
         Section 8.03  NO ADVERSE CHANGE..............................................................................18
         -------------------------------
         Section 8.04  FOREIGN INVESTOR...............................................................................18
         ------------------------------
ARTICLE IX - EXCULPATION AND LIABILITY................................................................................19
--------------------------------------
         Section 9.01  LIABILITY OF GRANTOR...........................................................................19
         ----------------------------------


ARTICLE X - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY...............................................................19
-------------------------------------------------------
         Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION...................................19
         --------------------------------------------------------------------------
         Section 10.02  PROHIBITION ON SUBORDINATE FINANCING..........................................................20
         ---------------------------------------------------
         Section 10.03  RESTRICTIONS ON ADDITIONAL OBLIGATIONS........................................................20
         -----------------------------------------------------
         Section 10.04  STATEMENTS REGARDING OWNERSHIP................................................................20
         ---------------------------------------------
ARTICLE XI - DEFAULTS AND REMEDIES....................................................................................20
----------------------------------
         Section 11.01  EVENTS OF DEFAULT.............................................................................20
         --------------------------------
         Section 11.02  REMEDIES UPON DEFAULT.........................................................................21
         ------------------------------------
         Section 11.03  APPLICATION OF PROCEEDS OF SALE...............................................................23
         ----------------------------------------------
         Section 11.04  WAIVER OF JURY TRIAL..........................................................................23
         -----------------------------------
         Section 11.05  GRANTEE'S RIGHT TO PERFORM GRANTOR'S OBLIGATIONS..............................................23
         ---------------------------------------------------------------
         Section 11.06  GRANTEE REIMBURSEMENT.........................................................................23
         ------------------------------------
         Section 11.07  FEES AND EXPENSES.............................................................................23
         --------------------------------
         Section 11.08  WAIVER OF CONSEQUENTIAL DAMAGES...............................................................23
         ----------------------------------------------
ARTICLE XII - GRANTOR AGREEMENTS AND FURTHER ASSURANCES...............................................................24
-------------------------------------------------------
         Section 12.01  PARTICIPATION AND SALE OF LOAN................................................................24
         ---------------------------------------------
         Section 12.02  REPLACEMENT OF NOTE...........................................................................24
         ----------------------------------
         Section 12.03  GRANTOR'S ESTOPPEL............................................................................24
         ---------------------------------
         Section 12.04  FURTHER ASSURANCES............................................................................24
         ---------------------------------
         Section 12.05  SUBROGATION...................................................................................25
         --------------------------
ARTICLE XIII - SECURITY AGREEMENT.....................................................................................25
---------------------------------
         Section 13.01  SECURITY AGREEMENT............................................................................25
         ---------------------------------
         Section 13.02  REPRESENTATIONS AND WARRANTIES................................................................25
         ---------------------------------------------
         Section 13.03  CHARACTERIZATION OF PROPERTY..................................................................25
         -------------------------------------------
         Section 13.04  PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS..........................................26
         -------------------------------------------------------------------
ARTICLE XIV - SECURITIZATION PROVISIONS...............................................................................26
---------------------------------------
         Section 14.01  SINGLE PURPOSE ENTITY.........................................................................26
         -------------------------------------
         Section 14.02  LOCKBOX AGREEMENT.............................................................................27
         ---------------------------------
         Section 14.03  INDEPENDENT DIRECTOR..........................................................................27
         ------------------------------------
         Section 14.04  BANKRUPTCY REMOTE ENTITY......................................................................27
         ----------------------------------------
         Section 14.05  NON-CONSOLIDATION OPINION.....................................................................27
         -----------------------------------------
ARTICLE XV - MISCELLANEOUS COVENANTS..................................................................................27
------------------------------------
         Section 15.01  NO WAIVER.....................................................................................27
         ------------------------
         Section 15.02  NOTICES.......................................................................................28
         ----------------------
         Section 15.03  HEIRS AND ASSIGNS; TERMINOLOGY................................................................28
         ---------------------------------------------
         Section 15.04  SEVERABILITY..................................................................................28
         ---------------------------
         Section 15.05  APPLICABLE LAW................................................................................28
         -----------------------------
         Section 15.06  CAPTIONS......................................................................................28
         -----------------------
         Section 15.07  TIME OF THE ESSENCE...........................................................................28
         ----------------------------------
         Section 15.08  NO MERGER.....................................................................................28
         ------------------------
         Section 15.09  NO MODIFICATIONS..............................................................................28
         -------------------------------
         Section 15.10  WAIVER........................................................................................28
         ----------------------
         Section 15.11  NATURE OF DOCUMENT............................................................................29
         ----------------------------------
         Section 15.12  SECURITIES LAWS...............................................................................29
         -------------------------------





                                        2

           DEED TO SECURE DEBT, SECURITY AGREEMENT AND FIXTURE FILING

                                  DEFINED TERMS
------------------------------------------------------------------------ ------------------------------------------------------
Execution Date:  The date set forth on the cover page hereof.            Grantee & Address:
                                                                         Metropolitan Life Insurance Company
                                                                         10 Park Avenue
                                                                         Morristown, New Jersey 07960
                                                                         Attention:    Senior Vice President
                                                                                       Real Estate Investments
                                                                         and
                                                                         Metropolitan Life Insurance Company
                                                                         2400 Lakeview Parkway, Suite 400
                                                                         Alpharetta, Georgia 30004
                                                                         Attention:           Vice-President or Associate
                                                                                           General Counsel

------------------------------------------------------------------------ ------------------------------------------------------

Note: The promissory note dated as of the Execution Date made by Grantor to the order of Grantee in the principal amount of $85,000,000 and which has a maturity date of January 1, 2008.


Grantor:
-------------------------------------------------------------------------------------------------------------------------------
Koger Ravinia, LLC, a Delaware limited liability company, whose address is 433
Plaza Real, Suite 335, Boca Raton, Florida 33432.
-------------------------------------------------------------------------------------------------------------------------------

Liable Parties:

Koger Equity, Inc., a Florida corporation, whose address is 433 Plaza Real, Suite 335, Boca Raton, Florida 33432.

--------------------------------------------------------------------- ---------------------------------------------------------
County in which the Property is located:                              State in which the Property is located:
                               DeKalb                                                         Georgia
--------------------------------------------------------------------- ---------------------------------------------------------

Address for Insurance Notification:                                   Insurance:
Metropolitan Life Insurance Company                                   Commercial General Liability:  $25 Million
 and/or its successors and assigns                                    Full Replacement Cost:  $125,000,000.00 including
One MetLife Plaza                                                     personal property
27-01 Queens Plaza North                                              Boiler and Machinery:   Included in Replacement Cost
Long Island City, New York 11101                                      Business Income (Rent Loss):    $19,000,000.00
   Attn:  Risk Management Unit, Area:  7 C                            Terrorism Insurance:   See Article III

-------------------------------------------------------------------------------------------------------------------------------
Use:   Office Building
-------------------------------------------------------------------------------------------------------------------------------

Loan Documents: The Note, this Deed To Secure Debt and any other documents related to the Note and/or this Deed To Secure Debt and all renewals, amendments, modifications, restatements and extensions of these documents.
Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution
Date and executed by Grantor in favor of Grantee. Guaranty: Guaranty dated as of the Execution Date and executed by Liable Parties. The Indemnity Agreement and the Guaranty are not Loan Documents and shall survive repayment of the Loan or other termination of the Loan Documents.
-------------------------------------------------------------------------------------------------------------------------------

     This DEED TO SECURE DEBT, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed To Secure Debt") is entered into as of the Execution Date by Grantor to Grantee with reference to the following Recitals:

                                 R E C I T A L S

     A. This Deed To Secure Debt secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rates set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Grantee, and any other amounts required to be paid by Grantor under any of the Loan Documents, (collectively, the "Secured Indebtedness", and sometimes referred to as the "Loan") and (2) the full performance by Grantor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

     B. Grantor makes the following covenants and agreements for the benefit of Grantee or any party designated by Grantee, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Grantee").

     NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Grantor agrees as follows:


                          ARTICLE I - GRANT OF SECURITY

Section 1.01 REAL PROPERTY GRANT. Grantor irrevocably sells, transfers, grants, conveys, assigns and warrants to Grantee, its successors and assigns, with power of sale and right of entry and possession, all of Grantor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

     (1) that certain real property located in the County and State which is more particularly described in Exhibit "A" attached to this Deed To Secure Debt or any portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Grantor with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

     (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

     (3) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or Improvements, including, but not limited to, any security given to utility companies by Grantor, any advance payment of real estate taxes or assessments, or insurance premiums made by Grantor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and all insurance proceeds payable to Grantor in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Deed To Secure Debt ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

     (4) all damages, payments and revenue of every kind that Grantor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

     (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

     (6) all licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

     (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

TO HAVE AND TO HOLD the Real Property, unto Grantee, its successors and assigns, in fee simple forever subject to the terms, covenants and conditions of this Deed To Secure Debt.

Section 1.02 PERSONAL PROPERTY GRANT. Grantor irrevocably sells, transfers, grants, conveys, assigns and warrants to Grantee, its successors and assigns, a security interest in Grantor's interest in the following personal property which is collectively referred to as "Personal Property":

     (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

     (2) all rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Grantor in common with others and all documents of membership in any owner's association or similar group;

     (3) all plans and specifications prepared for construction of the Improvements, and all contracts and agreements of Grantor relating to the plans and specifications or to the construction of the Improvements;

     (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper and all substitutions, replacements of, and additions to, any of the these items;

     (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

     (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

All of the Real Property and the Personal Property are collectively referred to as the "Property."

TO HAVE AND TO HOLD the Property, for the benefit of Grantee, its successors and assigns, in FEE SIMPLE forever subject, however to the terms, covenants and conditions contained herein.

Section 1.03 CONDITIONS TO GRANT. If Grantor shall pay to Grantee the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Grantor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed To Secure Debt and all the rights granted by this Deed To Secure Debt shall be surrendered and cancelled by Grantee in accordance with the laws of the State.

ARTICLE II - GRANTOR COVENANTS

Section 2.01  DUE AUTHORIZATION, EXECUTION, AND DELIVERY.

     (a) Grantor represents and warrants that the execution of the Loan Documents and the Indemnity Agreement have been duly authorized and there is no provision in the organizational documents of Grantor requiring further consent for such action by any other entity or person.

     (b) Grantor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

     (c) Grantor represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Grantor's being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

     (d) Grantor represents and warrants that the Loan Documents and the Unsecured Indemnity Agreement have been duly authorized, executed and delivered by Grantor and constitute valid and binding obligations of Grantor which are enforceable in accordance with their terms.

Section 2.02 PERFORMANCE BY GRANTOR. Grantor shall pay the Secured Indebtedness to Grantee and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

Section 2.03  WARRANTY OF TITLE.

     (a) Grantor warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B-1 of the title insurance policy or policies which have been approved by Grantee (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

     (b) Subject to the Permitted Exceptions, Grantor further covenants to warrant and forever defend Grantee from and against all persons claiming any interest in the Property.

Section 2.04  TAXES, LIENS AND OTHER CHARGES.

     (a) Unless otherwise paid to Grantee as provided in Section 2.05, Grantor shall pay all real estate and other taxes, assessments, water and sewer charges, vault and other license or permit fees, liens, fines, penalties, interest, and other similar public and private claims and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid not later than seven (7) days before the dates on which the particular Imposition would become delinquent and Grantor shall produce to Grantee receipts of the imposing authority, or other evidence reasonably satisfactory to Grantee, evidencing the payment of the Imposition in full. If Grantor elects by appropriate legal action to contest any Imposition and has not paid the Imposition prior to initiation of the contest, Grantor shall first deposit cash with Grantee as a reserve in an amount which Grantee determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Grantor deposits this sum with Grantee, Grantor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Grantor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.01 hereof), the monies which have been deposited with Grantee pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Grantor.

     (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Grantee, at Grantee's option, the Secured Indebtedness shall immediately become due and payable. Notwithstanding the preceding sentence, the Grantee's election to accelerate the Loan shall not be effective if (1) Grantor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Grantor agrees in writing to pay or reimburse Grantee in accordance with Section 11.06 hereof for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

Section 2.05 ESCROW DEPOSITS. Without limiting the effect of Section 2.04 and
Section 3.01, Grantor shall pay to Grantee monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Grantee reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Deed To Secure Debt (collectively the "Premiums") until such time as Grantor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Grantee any additional amounts necessary to pay the Premiums and Impositions. Grantor will furnish to Grantee bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Grantee without any requirement to pay interest to Grantor on account of these funds. If an Event of Default occurs, Grantee shall have the right, at its election, to apply any amounts held under this Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

Section 2.06  CARE AND USE OF THE PROPERTY.

     (a) Grantor represents and warrants to Grantee as follows:

          (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

          (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Grantor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Grantor shall furnish Grantee, on request, proof of compliance with the Requirements. Grantor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

          (iii) Grantor has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Grantor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Grantor, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

          (iv) Grantor shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Grantee. The foregoing shall not preclude tenant improvement work performed in the ordinary course of business.

          (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by this Deed To Secure Debt.

          (vi) Construction of the Improvements on the Property is complete.

          (vii) The Property is in good repair and condition, free of any material damage.

     (b) Grantee shall have the right, at any time and from time to time during normal business hours, to enter the Property in order to ascertain Grantor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Grantor shall cooperate with Grantee performing these inspections

     (c) Grantor shall use, or cause to be used, the Property continuously for the Use. Grantor shall not use, or permit the use of, the Property for any other use without the prior written consent of Grantee. To the extent the Property is used as a residential apartment complex, (i) Grantor shall not file or record a declaration of condominium, master deed of trust or mortgage or any other similar document evidencing the imposition of a so-called "condominium regime" whether superior or subordinate to this Deed To Secure Debt and (ii) Grantor shall not permit any part of the Property to be converted to, or operated as, a "cooperative apartment house" whereby the tenants or occupants participate in the ownership, management or control of any part of the Property.

     (d) Without the prior written consent of Grantee, Grantor shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Grantor covenants and agrees that if Grantee at any time holds additional security for any obligations secured by this Deed To Secure Debt, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed To Secure Debt. Grantee may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed To Secure Debt, and without waiving any breach or default of Grantor under this Deed To Secure Debt or any other Loan Document.

Section 2.08  SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

     (a) Grantor shall immediately notify Grantee of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of Grantee under the Loan Documents (collectively, "Actions"); provided, however, the Grantor will not be required to notify Grantee of litigation commenced by Grantor for the enforcement of lease obligations against a tenant under a lease of less than 26,000 square feet. Grantor shall appear in and defend any Actions.

     (b) Grantee shall have the right, at the cost and expense of Grantor, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Grantee under the Loan Documents. Any money paid by Grantee under this Section shall be reimbursed to Grantee in accordance with Section 11.06 hereof.

Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of Grantee, to be exercised in Grantee's sole and absolute discretion, other than the Permitted Exceptions, Grantor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed To Secure Debt (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Grantor shall obtain a discharge and release of any Liens and Encumbrances within thirty (30) days after receipt of notice of their existence.


               ARTICLE III - INSURANCE

Section 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.

     (a) During the term of this Deed To Secure Debt, Grantor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Grantee as provided in this Article. In no event shall such policies be terminated or otherwise allowed to lapse. Grantor shall be responsible for its own deductibles. Grantor shall also pay for any insurance, or any increase of policy limits, not described in this Deed To Secure Debt which Grantor requires for its own protection or for compliance with government statutes. Grantor's insurance shall be primary and without contribution from any insurance procured by Grantee.

Policies of insurance shall be delivered to Grantee in accordance with the following requirements:

          (1) All Risk Property insurance on the Improvements and the Personal Property, (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $25,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Grantor and approved by Grantee or by an engineer or appraiser in the regular employ of the insurer.

          (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Grantee in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed To Secure Debt to the extent available.

          (3) Business Income insurance in an amount sufficient to prevent Grantor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount shown in the Defined Terms is the current estimate of one year's 'Business Income'. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Grantor, (iii) the fair market rental value of any portion of the Property which is occupied by Grantor, and (iv) any other amounts payable to Grantor or to any affiliate of Grantor pursuant to leases.

          (4) If Grantee determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Grantor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

          (5) During the period of any construction or renovation or alteration of the Improvements other than tenant improvements constructed in the ordinary course of business, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Grantee including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

          (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable). It is understood that the insurance policy maintained by Grantor as of the date hereof provides for limits of $100,000 per accident and per disease per employee and $500,000 for disease aggregate; that said policy expires on June 30, 2003; and that upon expiration of said policy, Grantor will obtain insurance compliant with this paragraph.

          (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown.

          (8) Such other insurance as may from time to time be reasonably required by Grantee against other insurable hazards, including, but not limited to, vandalism, sinkhole and mine subsidence.

          (9) Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from acts of terrorism, of such types, in the amount of $85,000,000.00, with such deductibles, issued by such companies, and on such forms of insurance policies as required by Grantee. In the event that insurance for acts of terrorism or insurance substantially similar thereto is not available (as determined by Grantee in its reasonable judgment) under the coverages described in this Article III, then with respect to the Loan only, such insurance shall not be required for such coverages, provided that in furtherance and not in limitation of the foregoing requirements of this paragraph 3.01(a)(9): (a) the form of any exclusion of coverage for acts of terrorism or matters substantially similar thereto shall be reasonably acceptable to Grantee, and (b) in the event that at any time during the term of the Loan: (i) Grantor or any of the Liable Parties obtains insurance coverage for acts of terrorism or insurance substantially similar thereto (collectively in this paragraph, "such insurance coverage") for the Property, or (ii) Grantor, or any of the Liable Parties, or any affiliate of Grantor or any of the Liable Parties obtains such insurance coverage with respect to one or more of its properties other than the Property, or (iii) Grantee advises Grantor that Grantee has determined that such insurance coverage is available with respect to the Property to Grantor or to Grantee (as determined by Grantee in its reasonable judgment), Grantor shall be required to maintain such insurance coverage at Grantor's sole cost and expense, in such form, for such amounts, with such deductibles, and issued by such companies, as shall be reasonably acceptable to Lender with respect to the Property and the Loan for the benefit of Lender. For so long as insurance for acts of terrorism or insurance substantially similar thereto is not maintained with respect to the Loan in accordance with the terms of this paragraph, Grantor shall provide to Grantee twice each twelve-month period after the date of this Deed to Secure Debt (at approximate six-month intervals), Grantor's written statement, certified by Grantor to Grantee, in form, scope and substance reasonably acceptable to Grantee, indicating whether and to what extent each of the conditions referred to in clauses (i) and (ii) hereof then applies, and which written statements shall include summaries of current insurance company quotes and related information concerning such insurance coverage for the Property (which quotes Grantor agrees to seek and obtain in a diligent manner), and Grantor also agrees to provide such other information to Grantee (including but not limited to, copies of current insurance company quotes and related information concerning such insurance coverage) that Grantee may reasonably request related to such conditions and any such written statement of Grantor.

          (10) This will confirm our agreement regarding certain aspects of insurance required by Section 3.01(a) of this Deed to Secure Debt. Grantee agrees that Grantee will not require coverage for biological or chemical agents unless Grantee reasonably determines that either (i) prudent owners of real estate comparable to the Property are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance.

     (b) Grantee's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

          (1) The policies of insurance referenced in Subsections (a)(1),
     (a)(3), (a)(4), (a)(5), (a)(7) and (a)(9) of this Section 3.01 shall identify Grantee under the New York Standard Mortgagee Clause (non-contributory) endorsement.

          (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Grantee as an additional insured.

          (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Grantee in the event of policy cancellation and/or material change.

     (c) All the insurance companies must be authorized to do business in the State and be approved by Grantee. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01 hereof) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Grantee (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Grantor shall deliver evidence satisfactory to Grantee of payment of premiums due under the insurance policies.

     (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Grantee upon request. If any policy is canceled before the Loan is satisfied, and Grantor fails to immediately procure replacement insurance, Grantee reserves the right but shall not have the obligation immediately to procure replacement insurance at Grantor's cost.

     (e) Grantor shall be required during the term of the Loan to continue to provide Grantee with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Grantee may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2),
(a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Grantee shall be provided with renewal Certificates of Insurance, or Binders, not less than five (5) days prior to each expiration. The failure of Grantor to maintain the insurance required under this Article III shall not constitute a waiver of Grantor's obligation to fulfill these requirements.

     (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Grantee's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Grantee.

Section 3.02 ADJUSTMENT OF CLAIMS. Grantor hereby authorizes and empowers Grantee, for claims estimated to be greater than $500,000.00 (or, if an Event of Default exists, for all such claims) to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

Section 3.03 ASSIGNMENT TO GRANTEE. In the event of the foreclosure of this Deed To Secure Debt or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Grantor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.


ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS

Section 4.01 BOOKS AND RECORDS. Grantor shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Grantee in its sole discretion, consistently applied and furnish to Grantee:

     (a) quarterly certified rent rolls signed and dated by Grantor, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02 hereof) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Grantee, within forty-five (45) days after the end of each fiscal quarter;

     (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Grantor in the form required by Grantee, within forty-five (45) days after the close of each fiscal quarter of Grantor;

     (c) an annual balance sheet and profit and loss statement of Grantor in the form required by Grantee, prepared and certified by Grantor, within ninety (90) days after the close of each fiscal year of Grantor, and if required by Grantee, audited financial statements for Liable Parties prepared by an independent certified public accountant acceptable to Grantee within ninety (90) days after the close of each fiscal year of Liable Parties;

     (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; and

     (e) an annual ARGUS(C) valuation file in electronic form which includes, without limitation, a then current rent roll, all income of the Property and all Property expenses, within ninety (90) days of the end of each Fiscal Year,

Section 4.02 PROPERTY REPORTS. Upon request from Grantee or its representatives and designees, Grantor shall furnish in a timely manner to Grantee:

     (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Grantee, in reasonable detail and certified by Grantor (or an officer, general partner, member or principal of Grantor if Grantor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

     (b) an accounting of all security deposits held in connection with any Lease of any part of the Property which deposits have been commingled with Grantor's other funds.

Section 4.03  ADDITIONAL MATTERS.

     (a) Grantor shall furnish Grantee with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Grantee or the rating agencies in form and substance satisfactory to Grantee or the rating agencies.

     (b) Grantor shall furnish Grantee and its agents convenient facilities for the examination and audit of any such books and records.

     (c) Grantee and its representatives shall have the right upon prior written notice to examine and audit the records, books, management and other papers of Grantor and its affiliates or of any guarantor or indemnitor which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Grantor, its affiliates or any guarantor or indemnitor where the books and records are located. Grantee shall have the right upon notice to make copies and extracts from the foregoing records and other papers.


ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

Section 5.01  GRANTOR'S REPRESENTATIONS AND WARRANTIES.

Grantor represents and warrants to Grantee as follows:

     (a) There are no leases or occupancy agreements affecting the Property except the leases and amendments listed on Exhibit B to the Assignment of Leases and Grantor has delivered to Grantee true, correct and complete copies of all leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

     (b) There are no defaults by Grantor under the Existing Leases and Guaranties and, to the best knowledge of Grantor, there are no defaults by any tenants under the Existing Leases except as set forth on the certified rent roll delivered by Grantor to Grantee or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect.

     (c) To the best knowledge of Grantor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

     (d) No Existing Leases may be terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation or (iii) exercise of the termination option in the ACS and BNP Paribas Leases.

Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the Secured Indebtedness and the performance of Grantor's obligations under the Loan

Documents, Grantor absolutely, presently and unconditionally grants, assigns and transfers to Grantee all of Grantor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties and (iii) the Rents and Profits. Grantor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

Section 5.03  PERFORMANCE OF OBLIGATIONS.

     (a) Grantor shall perform all obligations under any and all Leases. If any of the acts described in this Section are done without the written consent of Grantee, at the option of Grantee, they shall be of no force or effect and shall constitute a default under this Deed To Secure Debt.

     (b) Grantor agrees to furnish Grantee executed copies of all future Leases. Grantor shall not, without the express written consent of Grantee, (i) enter into or extend any Approval Lease (as defined on Exhibit B) which does not comply with the Leasing Guidelines, if any, which are attached to this Deed To Secure Debt as Exhibit "B" ("Leasing Guidelines"), or (ii) cancel or terminate any Approval Leases except in the case of a default unless Grantor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Approval Leases so as to reduce the rent payable thereunder, reduce the lease term thereof, increase the obligations of the landlord thereunder, or cause such lease to fail to comply with the Leasing Guidelines, or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Approval Lease, or (v) accept payment of advance rents in an amount in excess of one month's rent (except security deposits) or
(vi) enter into any options to purchase the Property.

Section 5.04 SUBORDINATE LEASES. Each Lease affecting the Property entered into after the date hereof shall be absolutely subordinate to the lien of this Deed To Secure Debt and shall also contain a provision, satisfactory to Grantee, to the effect that Grantee may elect to make the Lease superior to this Deed to Secure Debt and to require the tenant to attorn to the purchaser. If either (i) the terms of the applicable subordination, non-disturbance and attornment agreement so provides, or (ii) the terms of the applicable lease so provides, or
(iii) the applicable lease is executed after the date of recording hereof, then if requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Grantee requests, Grantor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Grantee on forms which have been approved by Grantee. Grantee will provide a non-disturbance agreement to any tenant on Grantee's form; provided, however, Grantee shall not be obligated to execute such non-disturbance agreements if changes have been made to the standard form. Any tenant to whom non-disturbance is granted shall execute Grantee's standard form of non-disturbance agreement.

Section 5.05 LEASING COMMISSIONS. Grantor covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Grantee and (ii) be subordinate to the lien of this Deed To Secure Debt. Grantee will be provided evidence of Grantor's compliance with this Section upon request.

ARTICLE VI - ENVIRONMENTAL HAZARDS

Section 6.01 REPRESENTATIONS AND WARRANTIES. Grantor hereby represents, warrants, covenants and agrees to and with Grantee that (i) neither Grantor nor, to the best of Grantor's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.05) at, on, under, within or about the Property except as expressly approved by Grantee in writing and (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Grantor are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Grantor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) Grantor does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing,
(vi) Grantor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Grantor has truthfully and fully provided to Grantee, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Grantor and that is contained in Grantor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property.

Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any Requirements of Environmental Laws, Grantor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Grantor and approved in advance in writing by Grantee, and under the supervision of a consulting engineer, selected by Grantor and approved in advance in writing by Grantee. All costs and expenses of Remedial Work shall be paid by Grantor including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Grantee's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Grantee may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06 hereof.

Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Grantee shall have the right, at any time and from time to time, to undertake, at the expense of Grantor, an environmental site assessment on the Property, including any testing that Grantee may determine, in its reasonable discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Grantor shall cooperate fully with Grantee and its consultants performing such assessments and tests.

Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Grantor to Grantee under this Article VI or under any other provision of this Deed To Secure Debt as a result of a breach of or violation of this Article VI shall be secured by this Deed To Secure Debt. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Deed To Secure Debt shall not secure (i) any obligations evidenced by or arising under the Unsecured Indemnity Agreement ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed To Secure Debt but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Grantee to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed To Secure Debt following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

Section 6.05  HAZARDOUS MATERIALS.

"Hazardous Materials" shall include without limitation:

     (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

     (b) Those substances regulated under the Georgia Solid Waste Management Act (O.C.G.A. Section 12-8-20 et seq.), the Georgia Hazardous Waste Management Act (O.C.G.A. Section 12-8-60 et seq.), the Georgia Underground Storage Tank Act (O.C.G.A. Section 12-13-1 et seq.), the Georgia Hazardous Site Response Act (O.C.G.A. Section 12-8-90 et seq.) and in the regulations promulgated pursuant to such laws, all as amended;

     (c) Those chemicals known to cause cancer or reproductive toxicity, as published pursuant to the applicable State statutes, if any, including the statutes and laws referred to in paragraph (b) above;

     (d) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

     (e) Any material, waste or substance which is (A) petroleum, (B) asbestos,
(C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq.;
(F) flammable explosives; or (G) radioactive materials; and

     (f) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.


ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION

Section 7.01  GRANTOR'S REPRESENTATIONS.

Grantor represents and warrants as follows:

     (a) Except as expressly approved by Grantee in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

     (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Grantor received notice of any proposed condemnation or other similar proceeding affecting the Property.

     (c) There is no pending proceeding for the total or partial condemnation of the Property.

Section 7.02  RESTORATION.

     (a) Grantor shall give prompt written notice of any casualty to the Property to Grantee whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Grantor covenants and agrees to commence and diligently pursue to completion the Restoration.

     (b) Grantor assigns to Grantee all Insurance Proceeds which Grantor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed To Secure Debt; provided, however, that if the Insurance Proceeds are equal to or less than $500,000.00, and no Event of Default exists, then Grantee will disburse such sum to Grantor. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Grantee has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and
(ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, then the Net Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article. Grantee shall hold and disburse the Insurance Proceeds less (x) the cost, if any, to Grantee of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees, and (y) any Business Income Insurance Proceeds received by Grantee (the "Net Insurance Proceeds") to the Restoration.

     (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any single Lease covering more than 25,000 square feet of the Improvements or Leases in the aggregate covering more than 100,000 square feet of the Improvements existing immediately prior to the damage, destruction condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty because the Restoration of the Property is reasonably estimated to require more time than the restoration period provided in the applicable Lease;
(ii) the casualty or damage occurs during the last year of the term of the Loan; or (iii) Restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

     (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article 7, Grantor shall comply with Grantee's Requirements For Restoration as set forth in Section 7.04 below. Upon Grantor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Grantee shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Grantee to Grantor.

     (e) In the event that the conditions for Restoration set forth in this Section have not been met, Grantee may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Grantee may determine and Grantee may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Grantor.

Section 7.03  CONDEMNATION.

     (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Grantee shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds") up to the amount of the Secured Indebtedness. At its option, Grantee shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Grantor hereby irrevocably constitutes and appoints Grantee as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

     (b) Grantor assigns to Grantee all Condemnation Proceeds which Grantor is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Grantee has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value to that existing prior to the taking, then Grantor shall commence and diligently pursue to completion the Restoration. Grantee shall hold and disburse the Condemnation Proceeds less the cost, if any, to Grantee of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

     (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Grantor shall comply with Grantee's Requirements For Restoration as set forth in Section 7.04 below. Upon Grantor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing under the Loan Documents, Grantee shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Grantee to Grantor.

     (d) In the event that the conditions for Restoration set forth in this Section have not been met, Grantee may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Grantee may determine and Grantee may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Grantor.

Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in a writing signed by Grantee, the following are the Requirements For Restoration:

     (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Grantor shall provide Grantee for its review and written approval (i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Grantee (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Grantee reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Grantee (the "Contractor") in a form approved by Grantee in writing; and (v) for construction contracts relating to work other than tenant improvements and which are in an amount in excess of $500,000.00, a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Grantee in form and amount and shall be signed by a surety or other entities who are acceptable to Grantee.

     (b) Grantor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Grantor shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Grantee's discretion, waived, Grantee shall disburse the Restoration Funds in increments to Grantor, from time to time as the Work progresses:

          (i) Architect shall be in charge of the Work.

          (ii) Grantee shall disburse the Restoration Funds directly or through escrow with a title company selected by Grantor and approved by Grantee, upon not less than ten (10) days' prior written notice from Grantor to Grantee and Grantor's delivery to Grantee of (A) Grantor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Grantee which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements,
     (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Grantee, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Grantee that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any
     (y) a title search or by other evidence satisfactory to Grantee that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Grantee's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

          (iii) The final Request for Payment shall be accompanied by (i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements,
     (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (iii) evidence that the costs of the Restoration have been paid in full, and (iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Grantee's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

     (c) If (i) within one hundred twenty (120) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Grantor fails to submit to Grantee and receive Grantee's approval of plans and specifications or fails to deposit with Grantee the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Grantee, Grantor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Grantor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, Grantee may apply the Restoration Funds to reduce the Secured Indebtedness in such order as Grantee may determine, and at Grantee's option and in its sole discretion, Grantee may declare the Secured Indebtedness immediately due and payable together with the Prepayment Fee.

ARTICLE VIII - REPRESENTATIONS OF GRANTOR

Section 8.01 ERISA. Grantor hereby represents, warrants and agrees that: (i) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Grantor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets", (iv) Grantor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Grantor will deliver to Grantee such certifications or other evidence of its compliance with this Section from time to time throughout the term of the Loan as Grantee may request.

Section 8.02 NON-RELATIONSHIP. Neither Grantor nor any general partner, director, member or officer of Grantor nor, to Grantor's knowledge, any person who is a Grantor's Constituent (as defined in Section 8.03 hereof) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them, (iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

Section 8.03  NO ADVERSE CHANGE.

Grantor represents and warrants that:

     (a) there has been no material adverse change from the conditions shown in the application submitted for the Loan by Grantor ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Grantor, the general partners, shareholders or members of Grantor or any entity which is a general partner, shareholder or member of Grantor, respectively as the case may be (collectively, "Grantor's Constituents").

     (b) Grantor has delivered to Grantee true and correct copies of all Grantor's organizational documents and except as expressly approved by Grantee in writing, there have been no changes in Grantor's Constituents since the date that the Application was executed by Grantor.

     (c) Neither Grantor, nor any of the Grantor's Constituents, is involved in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Grantor, no such proceeding is contemplated or threatened.

     (d) Grantor has received reasonably equivalent value for the granting of this Deed To Secure Debt.

Section 8.04 FOREIGN INVESTOR. Neither Grantor nor any partner, member or stockholder of Grantor is, and no legal or beneficial interest in a partner, member or stockholder of Grantor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of l986, as amended or the regulations promulgated pursuant to such Code.

ARTICLE IX - EXCULPATION AND LIABILITY

Section 9.01  LIABILITY OF GRANTOR.

     (a) Upon the occurrence of an Event of Default, except as provided in this
Section 9.01, Grantee will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Grantor. However, nothing contained in this Section
9.01 shall limit the rights of Grantee to proceed against Grantor and the general partners of Grantor and/or the Liable Parties, if any, (i) to enforce any leases entered into by Grantor or its affiliates as tenant, guarantees, or other agreements entered into by Grantor in a capacity other than as borrower or any policies of insurance under which Grantee is the insurer; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Grantor or which, under the terms of the Loan Documents, should have been paid to Grantee; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Grantor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Grantee; (v) to recover Rents and Profits received by Grantor after the first day of the month in which an Event of Default occurs and prior to the date that Grantee acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property;
(vi) to recover damages, costs and expenses arising from, or in connection with the provisions of this Deed To Secure Debt pertaining to Hazardous Materials or the Unsecured Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections 11.06 and 11.07 of this Deed To Secure Debt and any amount expended by Grantee in connection with the foreclosure of this Deed to Secure Debt; (viii) to recover damages arising from Grantor's failure to comply with
Section 8.01 of this Deed To Secure Debt pertaining to ERISA and/or (ix) to recover damages, costs and expenses arising from, or in connection with Grantor's failure to pay any Impositions or Premiums to the extent not deposited with Grantee.

     (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event that prior to the repayment of the Secured Indebtedness (i) there is a violation of Section 10.01 or Section 10.02 of this Deed to Secure Debt or (ii) Grantor commences a voluntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding is commenced against Grantor by any party which is not an unrelated third party and is not dismissed within 90 days of filing. In addition, this agreement shall not waive any rights which Grantee would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.


ARTICLE X - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

Section 10.01  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.

     (a) Except as provided in this Section 10.01, Grantor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any change in the individuals comprising, or in the partners, or stockholders, or members or beneficiaries of, Grantor from those represented to Grantee on the date hereof, or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Grantor or any of the general partners of Grantor, including, without limitation, any conversion of Grantor or any general partner of Grantor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers"). Transfers do not include transfers of stock in Koger Equity, Inc. which are publicly traded through a nationally recognized stock exchange.

     (b) The prohibitions on transfer shall not be applicable to Transfers as a result of the death, or in connection with estate planning, of a natural person to a spouse, son or daughter or descendant of either or to a stepson or stepdaughter or descendant of either.

     (c) Notwithstanding the prohibitions on Transfers set forth in Section 10.01(a) above, so long as (i) no Event of Default then exists, (ii) the ERISA warranties and representations set forth in Section 8.01 above shall remain true before and after such Transfer, and (iii) Grantor shall pay a processing fee equal to $25,000 plus all reasonable costs and expenses incurred by Grantee in connection with such Transfer, including without limitation, title insurance premiums, documentation costs and reasonable attorney's fees, then Grantor shall be permitted to allow one investor to become a partner or member of Grantor so long as such investor has a net worth of not less than $85 million and is subject to Grantee's reasonable approval. The investor shall continue to retain during the term of the Loan an equity interest in the Grantor of less than 81%.

Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Grantor shall not incur or permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of a partnership, member or shareholder or beneficial interest in Grantor.

Section 10.03 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the Loan, Grantor shall not, without the prior written consent of Grantee, become liable with respect to any indebtedness or other obligation except for (i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Grantee on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items or indebtedness or liability, does not exceed $100,000.

Section 10.04 STATEMENTS REGARDING OWNERSHIP. Grantor agrees to submit or cause to be submitted to Grantee within thirty (30) days after December 3lst of each calendar year during the term of this Deed To Secure Debt and ten (10) days after any written request by Grantee, a sworn, notarized certificate, signed by an authorized (i) individual who is Grantor or one of the individuals comprising Grantor, (ii) member of Grantor, (iii) partner of Grantor or (iv) officer of Grantor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any interest in Grantor has been made by Grantor and if so, to whom; or (z) there has been any change in the individual(s) comprising Grantor or in the partners, members, stockholders or beneficiaries of Grantor from those on the Execution Date, and if so, a description of such change or changes.


ARTICLE XI - DEFAULTS AND REMEDIES

Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a material breach of Grantor's covenants in this Deed To Secure Debt and shall constitute a default ("Event of Default"):

     (a) The failure of Grantor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Grantee or otherwise, within seven
(7) days of the due date of such payment;

     (b) The failure of Grantor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure. In addition, this

30 day grace period shall be extended to a total period of not more than ninety
(90) days if the default is of a nature that it cannot be completely cured within such 30 day cure period solely as a result of non-financial circumstances outside of Grantor's control, provided that Grantor has promptly commenced all appropriate actions to cure the default within such 30 day cure period and those actions are thereafter diligently and continuously pursued by Grantor in good faith;

     (c) The filing by Grantor or one of the Liable Parties (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within ninety (90) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making by an Insolvent Entity of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

     (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Grantor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading; provided, however, that with respect to the warranties and representations in Sections 2.06(a)(i), 2.06(a)(ii), and 2.06(a)(iii), Grantor shall have the cure period set forth in
Section 11.01(b) above;

     (e) If Grantor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Grantor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

     (f) If Liable Parties shall default under the Guaranty executed by Liable Parties in favor of Grantee dated as of the Execution Date.

Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default, the Secured Indebtedness shall, at the option of Grantee, become immediately due and payable, without further notice or demand, and Grantee may undertake any one or more of the following remedies:

     (a) Foreclosure. Institute a foreclosure action in accordance with the law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Grantee may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the lesser of (i) the Default Rate (as defined in the Note) or (ii) the maximum rate permitted by law from the date of the judgment until paid. If Grantee is the purchaser at the foreclosure sale of the Property, the foreclosure sale price, less expenses, shall be applied against the total amount due Grantee; and/or

     (b) Power of Sale. Whenever an Event of Default under this Deed to Secure Debt shall have occurred, Grantee, at its option, may sell the Property or any part of the Property at one or more public sale or sales at the usual place for conducting sales of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Secured Indebtedness secured hereby, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county, all other notice being hereby waived by Grantor. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple, with full warranties of title, and to this end Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title and equity that Grantor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the debt secured hereby. In the event of any sale under this Deed to Secure Debt by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its discretion may elect, and if Grantee so elects, Grantee may sell the personal property covered by this Deed to Secure Debt at one or more separate sales in any manner permitted by the Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property are sold or the debt secured hereby is paid in full. Grantee may, at its option, sell the Property subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Grantor to be a defense to any proceedings instituted by Grantee to collect the debt secured hereby. If the debt secured hereby is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security deeds, Grantee may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Grantee may determine in its discretion. Upon any foreclosure sale, Grantee may bid for and purchase the Property and shall be entitled to apply all or any part of the debt secured hereby as a credit to the purchase price. In the event of any such foreclosure sale by Grantee, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. In case Grantee shall have proceeded to enforce any right, power or remedy under this Deed to Secure Debt by foreclosure, entry or otherwise or in the event Grantee commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Grantor and Grantee shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Grantee shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default, and (iv) neither this Deed to Secure Debt, nor the Notes, nor the other debt secured hereby, nor any Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Grantor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence. In the event of a sale of the Property or any part thereof, the proceeds of sale shall be applied as set forth in Section 11.03 of this Deed to Secure Debt; and/or

     (c) Entry. Enter into possession of the Property, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Grantee, in Grantee's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

     (d) Receivership. Have a receiver appointed to enter into possession of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Grantee shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Grantor or any of the Liable Parties. Grantor and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Grantee or any receiver shall not affect or cure any Event of Default.

Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the Property pursuant to Section 11.02 of this Deed To Secure Debt, to the extent permitted by law, the Grantee shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; any other unpaid portion of the Secured Indebtedness; and any other amounts owed under any of the Loan Documents.

Section 11.04 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR AND GRANTEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING AND/OR HEARING ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THE NOTE, THIS DEED TO SECURE DEBT OR ANY OF THE LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION. NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. EACH PARTY HAS RECEIVED THE ADVICE OF COUNSEL WITH RESPECT TO THIS WAIVER.

Section 11.05 GRANTEE'S RIGHT TO PERFORM GRANTOR'S OBLIGATIONS. Grantor agrees that, if Grantor fails to perform any act or to pay any money which Grantor is required to perform or pay under the Loan Documents, after the expiration of any applicable grace or cure period, Grantee may make the payment or perform the act at the cost and expense of Grantor and in Grantor's name or in its own name. Any money paid by Grantee under this Section 11.05 shall be reimbursed to Grantee in accordance with Section 11.06.

Section 11.06 GRANTEE REIMBURSEMENT. All payments made, or funds expended or advanced by Grantee pursuant to the provisions of any Loan Document, shall (1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Grantor upon demand by Grantee, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand. Grantor shall reimburse Grantee within ten (10) days after receipt of written demand for such amounts.

Section 11.07 FEES AND EXPENSES. If Grantee becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Grantor, the Property or the title thereto or Grantee's interest under this Deed To Secure Debt, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Grantor shall reimburse Grantee in accordance with Section 11.06 for all expenses, costs, charges and legal fees incurred by Grantee (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced.

Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Grantor covenants and agrees that in no event shall Grantee be liable for consequential damages, and to the fullest extent permitted by law, Grantor expressly waives all existing and future claims that it may have against Grantee for consequential damages.

ARTICLE XII - GRANTOR AGREEMENTS AND FURTHER ASSURANCES

Section 12.01  PARTICIPATION AND SALE OF LOAN.

     (a) Grantee may sell, transfer or assign its entire interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Grantee may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Grantee may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Grantee now has or may hereafter acquire relating to the Secured Indebtedness and to Grantor or any Liable Parties and the Property, whether furnished by Grantor, any Liable Parties or otherwise, as Grantee determines necessary or desirable.

     (b) Grantor will cooperate with Grantee and the rating agencies in furnishing such information and providing such other assistance, reports and legal opinions as Grantee may reasonably request in connection with any such transaction. In addition, Grantor acknowledges that Grantee may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Grantee's possession or which Grantee is entitled to receive under the Loan Documents, with respect to the Loan, Grantor, Liable Parties or the Property. Grantor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Grantor or any Liable Parties as may be requested by Grantee, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

Section 12.02 REPLACEMENT OF NOTE. Upon notice to Grantor of the loss, theft, destruction or mutilation of the Note, Grantor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date so long as Grantee agrees to indemnify Grantor in writing from any liability incurred by Grantor by reason of the original Note being later enforced against Grantor by another holder or owner of such original Note. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

Section 12.03 GRANTOR'S ESTOPPEL. Within ten (10) days after a request by Grantee, Grantor shall furnish an acknowledged written statement in form satisfactory to Grantee (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Grantee may reasonably request. If Grantor does not furnish an estoppel certificate within the 10-day period, Grantor appoints Grantee as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

Section 12.04 FURTHER ASSURANCES. Grantor shall, without expense to Grantee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Grantee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Grantee the Property and rights conveyed or assigned by this Deed To Secure Debt or which Grantor may become bound to convey or assign to Grantee, or for carrying out the intention or facilitating the performance of the terms of this Deed To Secure Debt or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed To Secure Debt. If Grantor fails to comply with the terms of this Section, Grantee may, at Grantor's expense, perform Grantor's obligations for and in the name of Grantor, and Grantor hereby irrevocably appoints Grantee as its attorney-in-fact to do so. The appointment of Grantee as attorney-in-fact is coupled with an interest.

Section 12.05 SUBROGATION. Grantee shall be subrogated to the lien of any and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.


ARTICLE XIII - SECURITY AGREEMENT

Section 13.01  SECURITY AGREEMENT.

THIS DEED TO SECURE DEBT CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED TO SECURE DEBT CONSTITUTES A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE PROPERTY IS LOCATED (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, GRANTEE MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR GRANTEE MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH GRANTEE'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED TO SECURE DEBT. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED TO SECURE DEBT IS RELEASED OR SATISFIED OF RECORD.

Section 13.02  REPRESENTATIONS AND WARRANTIES.

Grantor warrants, represents and covenants as follows:

     (a) Grantor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Grantee in writing. Grantor will notify Grantee of, and will protect, defend and indemnify Grantee against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

     (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Grantor's business.

     (c) Grantor will not remove the Personal Property without the prior written consent of Grantee, except the items of Personal Property which are consumed or worn out in ordinary usage shall be promptly replaced by Grantor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

     (d) Grantor authorizes Beneficiary to file Uniform Commercial Code Financing Statements in any applicable recording or filing office covering any Property or collateral described in this Deed of Trust or in any of the other Loan Documents.

Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to Grantee in this Deed To Secure Debt shall not be construed to limit or impair the lien of this Deed To Secure Debt or the rights of Grantee with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is understood and agreed that in order to protect Grantee from the effect of U.C.C.
Section 9-334, as amended from time to time and as enacted in the State, in the event that Grantor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

     (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Grantor shall obtain the prior written approval of Grantee. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest.

     (b) Grantor shall pay all sums and perform all obligations secured by the security agreement. A default by Grantor under the security agreement shall constitute a default under this Deed To Secure Debt. If Grantor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Grantee, at its option, may pay the secured amount and Grantee shall be subrogated to the rights of the holder of the purchase money security interest.

     (c) Grantee shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

     (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed To Secure Debt in a manner satisfactory to Grantee.


ARTICLE XIV - SECURITIZATION PROVISIONS

     Section 14.01 SINGLE PURPOSE ENTITY. Grantor shall, at all times, be a single purpose entity. Grantor shall not: (i) engage in business other than owning and operating the Property; (ii) acquire or own a material asset other than the Property and incidental personal property; (iii) maintain assets in a way difficult to segregate and identify or commingle its assets with the assets of any other person or entity; (iv) fail to hold itself out to the public as a legal entity separate from any other; (v) fail to conduct business solely in its name or fail to maintain records, accounts or bank accounts separate from any other person or entity; (vi) file or consent to a petition pursuant to applicable bankruptcy, insolvency, liquidation or reorganization statutes, or make an assignment for benefit of creditors without the unanimous consent of its partners or members, as applicable; (vii) incur additional indebtedness except for trade payables in the ordinary course of business of owning and operating the Property, provided that such indebtedness is paid within 90 days of when incurred; (viii) dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets; or (ix) modify, amend or revise its organizational documents. For purposes of this Article, the term "SPE" means an entity satisfying the requirements of this subsection (but for entities other than Grantor, references to the "Property" in the above requirements shall be deemed to be references to "beneficial interests in Grantor"). In the event that Grantee exercises the rights set forth in Section 12.01 of this Deed to Secure Debt, then Grantor, at Grantee's request, shall cause Grantor's organizational documents to be amended to contain the covenants and restrictions set forth in this paragraph.

     Section 14.02 LOCKBOX AGREEMENT. In the event that Grantee exercises the rights set forth in Section 12.01 of this Deed To Secure Debt, then at the sole election of the Investor or the Rating Agency, upon 30 days prior written notice, Grantor shall deliver an active present assignment ("Lockbox Agreement") to Grantee of the Rents and Profits derived from the Property. The Lockbox Agreement shall require tenants under Leases to pay all Rents and Profits directly to the depository institution selected by Investor to accept Rents and Profits. The Rents and Profits so paid shall be applied to pay debt service for the Loan and any other payments required by the Loan Documents (including, without limitation, escrows for Impositions, Premiums and any other escrows or reserves required by Investor) due in connection with the Property and the balance, if any, shall be returned to Grantor.

     Section 14.03 INDEPENDENT DIRECTOR. In the event that Grantee exercises the rights set forth in Section 12.01 of this Deed to Secure Debt, then Grantor, at Grantee's request, shall cause the board of directors of Grantor or its special purpose entity member, if applicable, to include at least one independent director (or its equivalent if Grantor is an entity other than a corporation) who is not employed by, related to or affiliated with Grantor or with any entity or person which is a constituent member of Grantor. The independent director shall be subject to the approval of the then holder of the Loan.

     Section 14.04 BANKRUPTCY-REMOTE ENTITY. Grantor represents, warrants and covenants to Grantee that, in the event that Grantee exercises the rights set forth in Section 12.01 of this Deed to Secure Debt, then Grantor shall modify its organizational structure such that either (i) Grantor becomes, and thereafter will at all times remain, an IDE (defined below); or (ii) Grantor forms a managing member that becomes and thereafter at all times thereafter remains an IDE. The organizational documents of Grantor and its controlling constituent entities shall, in connection with the satisfaction of the IDE requirements, be subject to Grantee's approval and shall not thereafter be modified, amended or revised without the prior written consent of Grantee. For purposes of this Section, the term "IDE" means an SPE (y) whose board of directors or other governing body includes at least one (1) independent director, as contemplated by Section 14.03 above, and (z) whose organizational documents require the unanimous vote of all director(s), general partner(s) or member(s) as applicable, to authorize (1) the filing of a bankruptcy petition or to otherwise institute insolvency proceedings with respect to Grantor or such entity, and (2) any amendment to the organizational document provisions of Grantor or such entity that specify the approvals to be obtained prior to the institution of bankruptcy or insolvency proceedings, including, without limitation, the vote of the independent director(s), general partner(s) or member(s), as applicable.

     Section 14.05 NON-CONSOLIDATION OPINION. In the event that Grantee exercises the rights set forth in Section 12.01 of this Deed to Secure Debt, then Grantor, at Grantee's request, shall provide to Grantee a "non-consolidation" opinion Approved by Grantee from Grantor's counsel in the form customarily required for loan securitizations. The non-consolidation opinion shall include opinions to the effect that (i) the assets of Grantor shall not be consolidated with the assets of Grantor's general partner(s), managing member(s) or principal shareholder(s) , as the case may be ("Controlling Party") or any other person or entity owning directly or indirectly more than a 49% interest in Grantor in the event of a bankruptcy or insolvency of such persons or entities, and (ii) the assets of the Controlling Party shall not be consolidated with the assets of any persons or entities owning directly or indirectly more than 49% of the Controlling Party in the event of a bankruptcy or insolvency of such persons or entities.


ARTICLE XV - MISCELLANEOUS COVENANTS

Section 15.01 NO WAIVER. No single or partial exercise by Grantee, or delay or omission in the exercise by Grantee, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Grantee shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

Section 15.02 NOTICES. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Deed To Secure Debt shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

Section 15.03  HEIRS AND ASSIGNS; TERMINOLOGY.

     (a) This Deed To Secure Debt applies to Grantee, Liable Parties and Grantor, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Grantor" shall include both the original Grantor and any subsequent owner or owners of any of the Property. The term "Liable Parties" shall include both the original Liable Parties and any subsequent or substituted Liable Parties.

     (b) In this Deed To Secure Debt, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     (c) If more than one party executes this Deed to Secure Debt as Grantor, the obligations of such parties shall be the joint and several obligations of each of them.

Section 15.04 SEVERABILITY. If any provision of this Deed To Secure Debt should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed To Secure Debt except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Grantee may, at its option, declare the Secured Indebtedness immediately due and payable.

Section 15.05 APPLICABLE LAW. This Deed To Secure Debt shall be construed and enforced in accordance with the laws of the State.

Section 15.06 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed To Secure Debt.

Section 15.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Grantor's obligations under this Deed To Secure Debt and the other Loan Documents.

Section 15.08 NO MERGER. In the event that Grantee should become the owner of the Property, there shall be no merger of the estate created by this Deed To Secure Debt with the fee estate in the Property.

Section 15.09 NO MODIFICATIONS. This Deed To Secure Debt may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Grantor and Grantee.

Section 15.10 WAIVER. BY EXECUTION OF THIS DEED TO SECURE DEBT, GRANTOR
EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE SECURED INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND

WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED TO SECURE DEBT; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS OF THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS DEED TO SECURE DEBT, AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED TO SECURE DEBT AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED TO SECURE DEBT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS DEED TO SECURE DEBT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED TO SECURE DEBT IS VALID AND ENFORCEABLE BY GRANTEE AGAINST GRANTOR IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

Section 15.11 NATURE OF DOCUMENT. This Deed to Secure Debt is intended to operate and to be construed as (i) a deed passing the title to the Property to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage (including, without limitation, Chapter 44-14 of the Official Code of Georgia Annotated), and (ii) an absolute present assignment of the rents, issues and profits of the Property.

Section 15.12 SECURITIES LAWS. The membership interests evidenced by the Grantor's Organizational Documents have been issued in accordance with all applicable federal and state securities laws, or authorized exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934. The membership interests of Grantor have not been issued in violation of any federal, state or local securities law, and to the extent that these securities have been issued in reliance on exemptions from such federal or state securities law, all necessary steps have been taken to qualify for such exemptions. The members of Grantor have been properly notified of all applicable securities laws and related restrictions on their ability to transfer, sell or otherwise dispose of their membership interests in Grantor. The name of Grantee is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Grantor, nor has there been any representation, whether written, oral or otherwise, that Grantee in any way has participated or endorsed the offering of the partnership interests in Grantor.

IN WITNESS WHEREOF, Grantor has executed this Deed To Secure Debt, or has caused this Deed To Secure Debt to be executed under seal by its duly authorized representative as of the Execution Date.

                             KOGER RAVINIA, LLC,
                             a Delaware limited liability company


                             By:      /S/ Christopher L. Becker
                                -----------------------------------------
                             Name:   Christopher L. Becker
                             Title:  Vice President

                            [Seal]

Signed, sealed and delivered in the presence of:

         /S/ Frederick Boyd
------------------------------------
Unofficial Witness


         /S/ Karen Swenson
------------------------------------
Notary Public

(Notarial Seal)

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF THE LAND

                      THREE RAVINIA DRIVE, ATLANTA, GEORGIA




PARCEL ONE (FEE)


ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(Degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 88(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683.67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.




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PARCEL TWO (DRAINAGE EASEMENT)


A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet west of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of
25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.



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

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.


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

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)


A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKalb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKalb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid records; as affected by Memorandum of Agreement and Second Amendment to Limited Warranty Deed between Hines Atlanta Limited, a Georgia limited partnership, dated as of August 25, 1997, recorded in Deed Book 10696, Page 690, aforesaid Records.

PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.


PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.

PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKalb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.


PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKalb County, Georgia Records.


PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKalb County, Georgia Records.


PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKalb County, Georgia.

                                   EXHIBIT "B"

                               LEASING GUIDELINES





Grantee will require its approval of any proposed lease that is equal to or greater than 26,000 rentable square feet, and also meets one of the following conditions (an "Approval Lease"):

(a) The Lease is not on a Standard Lease Form Previously approved by Grantee with such modifications to such standard Lease Form as may customarily result from negotiations with tenants; or

(b) The Lease has an Initial lease term which is greater than 10 years or less than 3 years; or

(c) The Lease has an Initial lease rate which is less than $22.00 per square foot (including expense reimbursement); or

(d) The Lease has a Free rent period which is greater than 3 months.

Any lease modification which would cause a Lease to meet the conditions of an Approval Lease shall also require Grantee's consent and shall fall within the definition of Approval Lease hereunder. Grantee agrees that Grantee will respond to requests for approvals of Leases (or amendments or terminations thereof) as follows: Grantor will send an initial request for approval indicating that Grantee's approval is required within ten (10) days and if Grantor has not received Grantee's approval within the initial ten (10) day period, then Grantor shall send a second request for approval stating that Grantee's approval is required within five (5) days. Grantee agrees that Grantee's approval under this paragraph shall be deemed to have been granted if Grantee fails to respond with a grant or denial of approval within five (5) days after Grantee receives the second written request for approval from Grantor as long as both the first request for approval and the second request for approval contains substantially the following statement in bold or capital letters distinguishing it from the other text in the request: "THIS REQUEST FOR APPROVAL IS MADE UNDER EXHIBIT B OF THE DEED TO SECURE DEBT AND YOUR APPROVAL WILL BE DEEMED GRANTED IF YOU FAIL TO RESPOND WITHIN [Insert TEN (10) DAYS for first notice and FIVE (5) DAYS for second notice]". If Grantor fails to send the second five (5) day notice and no response is otherwise received from Grantee, then the request will be deemed disapproved.





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